

                                              CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         11/30/98
                                                                                            Determination Date      12/10/98
                                                                                            Distribution Date       12/15/98



I.      All Payments on the Contracts                                                                               20,333,684.92
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                            560,573.34
III.    Repurchased Contracts                                                                                                0.00
IV.     Investment Earnings on Collection Account                                                                            0.00
V.      Servicer Monthly Advances                                                                                      408,705.84
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                            172,226.73
VIII.   Transfers to the Pay-Ahead Account                                                                            (153,789.78)

IX.     Less:  Investment Earnings distributions                                                                             0.00
          (a)  To Sellers with respect to the Collection Account                                                             0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                       $21,321,401.05
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.    (a)  Class A-1 Note Interest Distribution                                                           0.00
      (b)  Class A-1 Note Principal Distribution                                                          0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                     0.00

2.    (a)  Class A-2 Note Interest Distribution                                                           0.00
      (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                             0.00000000                                     0.00

3.    (a)  Class A-3 Note Interest Distribution                                                           0.00
      (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                             0.00000000                                     0.00

4.    (a)  Class A-4 Note Interest Distribution                                                     356,583.73
      (b)  Class A-4 Note Principal Distribution                                                 16,779,332.51
           Aggregate Class A-4 Note Distribution                             234.73857860                           17,135,916.24

5.    (a)  Class A-5 Note Interest Distribution                                                     665,500.00
      (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                               665,500.00

6.    (a)  Class A-6 Note Interest Distribution                                                     449,533.33
      (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                               449,533.33

7.    (a)  Class A-7 Note Interest Distribution                                                     291,650.00
      (b)  Class A-7 Note Principal Distribution                                                          0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                               291,650.00

8.    (a)  Class A-8 Note Interest Distribution                                                     441,291.67
      (b)  Class A-8 Note Principal Distribution                                                          0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                               441,291.67

9.    (a)  Class A-9 Note Interest Distribution                                                     321,266.67
      (b)  Class A-9 Note Principal Distribution                                                          0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                               321,266.67

10.   (a)  Class A-10 Note Interest Distribution                                                    345,041.67
      (b)  Class A-10 Note Principal Distribution                                                         0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                               345,041.67

11.   (a)  Class B Certificate Interest Distribution                                                244,679.31
      (b)  Class B Certificate Principal Distribution                                                     0.00
            Aggregate Class B Certificate Distribution                        5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                           251,656.29
       (b)  Reimbursement of prior Monthly Advances                                                 313,305.95
               Total Servicer Payment                                                                                  564,962.24

13.  Deposits to the Reserve Account                                                                                   861,559.93

Total Distribution Amount                                                                                          $21,321,401.05
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                               110,538.14
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                    751,021.79
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           49,617.94
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)               337,115.82
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                $1,248,293.69
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @5.598%                                                                    0.00
        (b) Class A-2 Notes    @5.852%                                                                    0.00
        (c) Class A-3 Notes    @5.919%                                                                    0.00
        (d) Class A-4 Notes    @6.020%                                                              356,583.73
        (e) Class A-5 Notes    @6.050%                                                              665,500.00
        (f) Class A-6 Notes    @6.130%                                                              449,533.33
        (g) Class A-7 Notes    @6.140%                                                              291,650.00
        (h) Class A-8 Notes    @6.230%                                                              441,291.67
        (i) Class A-9 Notes    @6.320%                                                              321,266.67
        (j) Class A-10 Notes   @6.370%                                                              345,041.67
                     Aggregate Interest on Notes                                                                     2,870,867.06
        (k) Class B Certificate @6.540%                                                                                244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                  0.00
        (b) Class A-2 Notes                                                   0.00000000                  0.00
        (c) Class A-3 Notes                                                   0.00000000                  0.00
        (d) Class A-4 Notes                                                   4.88470860            356,583.73
        (e) Class A-5 Notes                                                   5.04166667            665,500.00
        (f) Class A-6 Notes                                                   5.10833333            449,533.33
        (g) Class A-7 Notes                                                   5.11666667            291,650.00
        (h) Class A-8 Notes                                                   5.19166667            441,291.67
        (i) Class A-9 Notes                                                   5.26666667            321,266.67
        (j) Class A-10 Notes                                                  5.30833333            345,041.67
                     Total Aggregate Interest on Notes                                                               2,870,867.06
        (k) Class B Certificates                                              5.45000000                               244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                         5,926,136.91
2.   Amount of Principal Prepayment Collected                                     399             9,933,931.68
3.   Amount of Liquidated Contract                                                25                919,263.92
4.   Amount of Repurchased Contract                                                0                      0.00

       Total Formula Principal Distribution Amount                                                                  16,779,332.51

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.0000000                    0.00
        (d) Class A-4 Notes                                                                     0.9736961           71,079,812.80
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                     0.00
        (b) Class A-2 Notes                                                   0.00000000                                     0.00
        (c) Class A-3 Notes                                                   0.00000000                                     0.00
        (d) Class A-4 Notes                                                  229.85387000                           16,779,332.51
        (e) Class A-5 Notes                                                   0.00000000                                     0.00
        (f) Class A-6 Notes                                                   0.00000000                                     0.00
        (g) Class A-7 Notes                                                   0.00000000                                     0.00
        (h) Class A-8 Notes                                                   0.00000000                                     0.00
        (i) Class A-9 Notes                                                   0.00000000                                     0.00
        (j) Class A-10 Notes                                                  0.00000000                                     0.00
        (k) Class B Certificates                                              0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.0000000                    0.00
        (d) Class A-4 Notes                                                                     0.7438422           54,300,480.29
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54



          POOL DATA
-------------------------------                                                                 Aggregate
                                                                            No.of Contracts Principal Balance
                                                                            --------------- -----------------
1.   Pool Stated Principal Balance as of 11/30/98                               20,234        587,195,765.83

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      157             4,035,421.21       0.687%
              (b) 60-89 Days                                                      53              1,308,108.66       0.223%
              (c) 90-119 Days                                                     45              1,095,333.38       0.187%
              (d) 120 Days +                                                      175             4,544,362.67       0.774%


3.   Contracts Repossessed during the Due Period                                  14                662,400.15

4.   Current Repossession Inventory                                               41              1,662,429.93

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 25                919,263.92
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  560,573.34
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  358,690.58

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   2,884,463.10

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            208                                3,101,543.85

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.272%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             117.053



       TRIGGER ANALYSIS
-------------------------------

1.   (a)  Average Delinquency Percentage                        1.450%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.   (a)  Average Net Loss Ratio                                0.046%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.321%

3.   (a)  Servicer Replacement Percentage                       0.312%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                            251,656.29

2.   Servicer Advances                                                                                                 408,705.84

3.    (a)  Opening Balance of the Reserve Account                                                                   12,079,501.97
      (b)  Deposits to the Reserve Account                                                          861,559.93
      (c)  Investment Earnings in the Reserve Account                                                51,147.11
      (d)  Distribution from the Reserve Account                                                 (1,248,293.69)
      (e)  Ending Balance of the Reserve Account                                                                    11,743,915.32

4.   Specified Reserve Account Balance                                                                              11,743,915.32

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                    530,077.38
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                            153,789.78
      (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (172,226.73)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     511,640.43
